UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: April 30

Date of reporting period: April 30, 2009

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / APRIL 30, 2009

Legg Mason Partners Oregon Municipals Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide Oregon investors with as high a level of dividend income exempt from regular federal income tax* and Oregon State personal income tax as is consistent with prudent investment management and preservation of capital.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy weakened significantly during the twelve-month reporting period ended April 30, 2009. Looking back, U.S. gross domestic product (“GDP”)i growth was 2.8% during the second quarter of 2008. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending increased, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982. Economic weakness continued in early 2009, as the preliminary estimate for first quarter 2009 GDP decline was 5.7%. This marked the first time in thirty-four years that the U.S. economy posted three consecutive quarters of negative GDP growth.

It may seem like ancient history, but when the reporting period began, speculation remained as to whether the U.S. would experience a recession. This ended in December 2008, when the National Bureau of Economic Research (“NBER”) — which has the final say on when one begins and ends — announced that a recession had begun in December 2007, making the current recession the lengthiest since the Great Depression. Contributing to the economy’s troubles is the accelerating weakness in the labor market. Since December 2007, approximately 5.7 million jobs have been shed, with nearly 2.7 million being lost during the first four months of 2009. In addition, the unemployment rate continued to move steadily higher, rising from 8.5% in March to 8.9% in April 2009, to reach its highest rate since 1983.

Another strain on the economy, the housing market, appeared to finally be getting closer to reaching a bottom. According to the S&P/Case-Shiller Home Price Indexii, U.S. home prices continued to fall in February 2009, but they did end their sixteen-month streak of record declines. This led to hopes that prices could be nearing a period of stabilization. Other economic news also seemed to be “less negative.” Inflation remained low and, in March 2009,

Legg Mason Partners Oregon Municipals Fund	I

Letter from the chairman continued

data were released showing increases in durable goods orders, manufacturing and consumer sentiment, albeit all from depressed levels.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)iii to take aggressive and, in some cases, unprecedented actions. When the reporting period began, the federal funds rateiv was 2.00%. After lowering rates from 2.25% to 2.00% at the end of April 2008, the Fed left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of zero to 0.25% — a historic low — and maintained this stance during its next meetings in January, March and April 2009. In conjunction with the April meeting, the Fed stated that it “will employ all available tools to promote economic recovery and to preserve price stability. The Committee . . . anticipates that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•	Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•	Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•	Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”),

II	Legg Mason Partners Oregon Municipals Fund

which will be used to facilitate the purchase of $500 billion to $1 trillion of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

During the twelve-month reporting period ended April 30, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the twelve months ended April 30, 2009, two-year Treasury yields fell from 2.29% to 0.91%. Over the same time frame, ten-year Treasury yields moved from 3.77% to 3.16%.

The municipal bond market underperformed its taxable bond counterpart over the twelve months ended April 30, 2009. Over that period, the Barclays Capital Municipal Bond Indexv and the Barclays Capital U.S. Aggregate Indexvi returned 3.11% and 3.84%, respectively. While municipal securities significantly outperformed the taxable market in January, February and April 2009, it was not enough to overcome the aforementioned flights to quality, which negatively impacted the tax-free bond market.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy well into 2009.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s

Legg Mason Partners Oregon Municipals Fund	III

Letter from the chairman continued

challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

IV	Legg Mason Partners Oregon Municipals Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 29, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Partners Oregon Municipals Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide Oregon investors with as high a level of dividend income exempt from regular federal income tax and Oregon State personal income tax as is consistent with prudent investment management and preservation of capital.

We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities that we believe will benefit from changes in market conditions. Normally, the Fund invests at least 80% of its net assets in Oregon municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income tax and Oregon State personal income tax. The Fund focuses primarily on intermediate-term and long-term municipal securities. These securities generally have remaining maturities at the time of purchase from one to over thirty years. The Fund invests primarily in investment grade bonds, but may invest up to 20% of its assets in securities that are rated below investment grade, or if unrated, securities determined to be of equivalent quality.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. fixed-income market experienced periods of extreme volatility. Changing perceptions regarding the economy, inflation, deflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate.

The yields on two- and ten-year Treasuries began the reporting period at 2.29% and 3.77%, respectively. Treasury yields moved higher from May through early June 2008, as the economy performed better than expected. In addition, inflationary pressures mounted as oil prices surged to record levels. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, rallied. However, beginning in mid-June, seizing credit markets triggered an extreme flight to quality. Investors’ risk aversion further intensified from September through November given the severe disruptions in the global financial markets. During this time, investors were drawn to the relative safety of Treasuries, while riskier portions of the bond market performed poorly.

Legg Mason Partners Oregon Municipals Fund 2009 Annual Report	1

Fund overview continued

Toward the end of the reporting period, Treasury yields moved higher, especially on the long end of the yield curveii. This was due to concerns regarding the massive amount of new government issuance that would be needed to fund the economic stimulus package. At the conclusion of the fiscal year, two- and ten-year Treasury yields were 0.91% and 3.16%, respectively.

While the municipal market was not immune to the volatility in the financial markets, it ultimately generated positive results over the fiscal year. During the first half of the reporting period, tax-free bond prices weakened and their spreads significantly widened. This challenging environment was triggered by a number of issues, including increased risk aversion, downgrades of monoline bond insurers, the seizing auction rate market and forced selling by highly-leveraged investors into illiquid markets. In addition, there were fears that the deepening recession would negatively impact municipalities, as they would generate less tax revenues. Collectively, this caused tax-free bond yields to reach 125% to 150% of the yield offered by comparable Treasuries.

While the fundamentals in the municipal market did not significantly change, tax-free bond prices rallied during the second half of the reporting period. This was due, in part, to improving technical factors, including less forced selling and better liquidity. Demand for tax-free bonds increased during this period, as investors were drawn to their historically attractive yields. While this demand was initially focused on higher-quality securities, even lower-rated tax-free bonds performed well toward the end of the reporting period. This was triggered by optimism regarding the government’s initiatives to stabilize the financial system and stimulate the economy. Despite this strong rally, municipal bonds lagged their taxable counterparts over the twelve-month period as a whole. During this time, the Barclays Capital Municipal Bond Indexiii returned 3.11%, versus a 3.84% return for the Barclays Capital U.S. Aggregate Indexiv.

Q. How did we respond to these changing market conditions?

A. We actively managed the Fund’s portfolio during the fiscal year. When the reporting period began, we were defensively positioned given our expectations for a steepening municipal yield curve. At the start of the period, the Fund’s durationv was shorter than that of its benchmark and we emphasized higher-quality securities in the portfolio. When the municipal market sold off, we sold some of our shorter-duration positions and redeployed those assets into longer-maturity securities that we felt had compelling risk/reward characteristics. This repositioning was not initially rewarded, as longer-term spreads widened until late in the reporting period.

As municipal spreads widened to what we believed were unsustainable levels, we also adjusted the portfolio to selectively purchase some lower-quality securities that we believed to be attractively valued. As discussed, we also opportunistically extended the Fund’s duration. That said, our efforts to adjust

2	Legg Mason Partners Oregon Municipals Fund 2009 Annual Report

the Fund’s portfolio were somewhat hampered by periods of illiquidity and an overall lack of new supply in the Oregon municipal market. Overall, the adjustments we did make produced mixed results, as our decision to add lower-quality issues was somewhat premature, although these securities produced strong returns toward the end of the reporting period.

Performance review

For the twelve months ended April 30, 2009, Class A shares of Legg Mason Partners Oregon Municipals Fund, excluding sales charges, returned 0.34%. The Fund’s unmanaged benchmark, the Barclays Capital Oregon Municipal Bond Indexvi, returned 5.92% over the same time frame. The Lipper Other States Municipal Debt Funds Category Average1 returned -0.28% for the same period.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended April 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 151 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Oregon Municipals Fund 2009 Annual Report	3

Fund overview continued

PERFORMANCE SNAPSHOT as of April 30, 2009 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Oregon Municipals Fund — Class A Shares	6.36%	0.34%
Barclays Capital Oregon Municipal Bond Index	9.14%	5.92%
Lipper Other States Municipal Debt Funds Category Average[1]	6.76%	-0.28%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Excluding sales charges, Class B shares returned 6.03%, Class C shares returned 6.08% and Class I shares returned 6.43% over the six months ended April 30, 2009. Excluding sales charges, Class B shares returned -0.36%, Class C shares returned -0.26% and Class I shares returned 0.44% over the twelve months ended April 30, 2009. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended April 30, 2009 for Class A, B, C and I shares were 4.03%, 3.56%, 3.66% and 4.40%, respectively. Current expense reimbursements and/or fee waivers are voluntary and may be reduced or terminated at any time. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, B, C and I shares would have been 3.89%, 3.41%, 3.51% and 4.25%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s most current prospectus dated August 8, 2008, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 0.92%, 1.58%, 1.47% and 0.60%, respectively.

Q. What were the leading contributors to performance?

A. The most significant contributors to the Fund’s performance for the reporting period were its underweight positions in the Leasing and Education sectors. The Leasing sector generated weak results given concerns regarding the recession and the ability of some issuers to meet their debt obligations. While the fundamentals in the Education sector were generally positive, we found securities in the Education sector to be in short supply and richly valued versus their peers. Our underweight was rewarded as the sector lagged the overall benchmark during the fiscal year.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended April 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 151 funds for the six-month period and among the 151 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Partners Oregon Municipals Fund 2009 Annual Report

Q. What were the leading detractors from performance?

A. Our futures trading strategy produced mixed results during the reporting period but, overall, was a detractor from performance. While our use of a short position in Treasury futures did meet its desired goal of helping to manage the Fund’s duration, this strategy was more than offset by the outperformance of Treasuries as risk aversion drove U.S. Treasury yields down to historically low levels.

Our yield curve positioning hurt the Fund’s performance as our overweight to securities with 22+ year maturities performed poorly. While this portion of the yield curve offered attractive yields, it was dragged down as these securities experienced the largest degree of forced selling by overly leveraged investors. In addition, having an overweight cash position was detrimental to relative performance. Due to limited new issuance of Oregon municipal bonds, we were not able to deploy our available cash as quickly as we would have liked.

From a sector perspective, the Fund’s overweight to Health Care1, relative to the benchmark, was an overall negative. This was another case of being early in our decision to emphasize an area of the municipal market. While our Health Care bonds initially generated disappointing results, their performance significantly improved during the last four months of the fiscal year. An underweight to essential service revenue bonds, in particular Water & Sewer bonds, also detracted from performance. This area of the market performed well given strong investor demand as these bonds were viewed as more stable amid an uncertain economic environment.

Thank you for your investment in Legg Mason Partners Oregon Municipals Fund. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

May 19, 2009

[1]

Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

Legg Mason Partners Oregon Municipals Fund 2009 Annual Report	5

Fund overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. As a non-diversified fund, the Fund can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii	The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital (formerly Lehman Brothers) Oregon Municipal Bond Index is a market value weighted index of Oregon investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more.

6	Legg Mason Partners Oregon Municipals Fund 2009 Annual Report

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Legg Mason Partners Oregon Municipals Fund 2009 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2008 and held for the six months ended April 30, 2009.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	6.36%	$1,000.00	$1,063.60	0.64%	$3.27
Class B	6.03	1,000.00	1,060.30	1.32	6.74
Class C	6.08	1,000.00	1,060.80	1.21	6.18
Class I	6.43	1,000.00	1,064.30	0.51	2.61

[1]	For the six months ended April 30, 2009.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	Legg Mason Partners Oregon Municipals Fund 2009 Annual Report

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,021.62	0.64%	$3.21
Class B	5.00	1,000.00	1,018.25	1.32	6.61
Class C	5.00	1,000.00	1,018.79	1.21	6.06
Class I	5.00	1,000.00	1,022.27	0.51	2.56

[1]	For the six months ended April 30, 2009.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Oregon Municipals Fund 2009 Annual Report	9

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 4/30/09	0.34%	-0.36%	-0.26%	0.44%
Five Years Ended 4/30/09	3.33	2.72	2.75	N/A
Ten Years Ended 4/30/09	4.05	3.47	3.46	N/A
Inception* through 4/30/09	5.52	4.94	4.38	1.27

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS I
Twelve Months Ended 4/30/09	-3.94%	-4.67%	-1.21%	0.44%
Five Years Ended 4/30/09	2.45	2.55	2.75	N/A
Ten Years Ended 4/30/09	3.60	3.47	3.46	N/A
Inception* through 4/30/09	5.22	4.94	4.38	1.27

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (4/30/99 through 4/30/09)		48.75%
Class B (4/30/99 through 4/30/09)		40.60
Class C (4/30/99 through 4/30/09)		40.58
Class I (Inception date of 9/14/07 through 4/30/09)		2.07

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

*	Inception dates for Class A, B, C and I shares are May 23, 1994, May 23, 1994, May 16, 1995 and September 14, 2007, respectively.

10	Legg Mason Partners Oregon Municipals Fund 2009 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A, B AND C SHARES OF LEGG MASON PARTNERS OREGON
MUNICIPALS FUND VS. BARCLAYS CAPITAL OREGON MUNICIPAL BOND INDEX AND LIPPER OTHER
STATES MUNICIPAL DEBT FUNDS CATEGORY AVERAGE† — April 1999 - April 2009

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of Legg Mason Partners Oregon Municipals Fund on April 30, 1999, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through April 30, 2009. The Barclays Capital (formerly Lehman Brothers) Oregon Municipal Bond Index is a market value weighted index of Oregon investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Other States Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds as of April 30, 2009. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Oregon Municipals Fund 2009 Annual Report	11

Schedule of investments

April 30, 2009

LEGG MASON PARTNERS OREGON MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

MUNICIPAL BONDS — 93.5%
	Education — 10.1%
	Oregon State Facilities Authority Revenue:
$500,000	Linfield College Project, 5.000% due 10/1/25	$406,680
510,000	Refunding, Willamette University Project, 5.000% due 10/1/16	557,772
1,210,000	Senior College in Student Housing Project A, XLCA, 5.250% due 7/1/25	1,017,102
3,545,000	University Portland Projects, 5.000% due 4/1/32	3,094,572
3,700,000	Willamette University Project, 5.000% due 10/1/27	3,561,916
1,000,000	Rogue Community College District Oregon, GO, Refunding, MBIA-School Board Guaranty, 5.000% due 6/15/25	1,036,140
	Total Education	9,674,182
	Hospitals — 13.8%
	Clackamas County, OR, Hospital Facilities Authority Revenue:
500,000	Gross-Willamette Falls Hospital Project, Radian, 5.500% due 4/1/22	422,210
	Legacy Health System:
500,000	5.750% due 5/1/16	519,045
1,000,000	5.250% due 5/1/21	1,004,930
1,000,000	Williamette Falls Hospital Project, 6.000% due 4/1/19	919,280
4,300,000	Deschutes County, OR, Hospital Facilities Authority Hospital Revenue, Cascade Healthcare, AMBAC, 5.375% due 1/1/35	4,220,450
1,000,000	Hillsboro Hospital Facility Authority Revenue, Tuality Healthcare Project, Radian, 5.375% due 10/1/31	799,350
375,000	Klamath Falls, OR, Inter Community Hospital Authority Revenue, Unrefunded Balance, Merle West Medical Center, 6.250% due 9/1/31	306,825
500,000	Multnomah County Hospital Facility Authority Revenue, Providence Health Systems, 5.250% due 10/1/24	504,890
1,000,000	Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities, Ryder Memorial Hospital Project, 6.700% due 5/1/24	861,890
	Umatilla County Hospital Facility Authority Revenue, Catholic Health Initiatives:
535,000	5.750% due 12/1/20	548,589
215,000	5.500% due 3/1/22	218,231
1,000,000	5.000% due 5/1/22	1,003,490
2,000,000	Umatilla County, OR, Hospital Facility Authority Revenue, Catholic Health Initiatives, 5.000% due 5/1/32	1,858,620
	Total Hospitals	13,187,800

See Notes to Financial Statements.

12	Legg Mason Partners Oregon Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS OREGON MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Housing — 6.9%
$260,000	MFH Revenue Bond Pass-Through Certificates Beneficial Ownership, Pacific Tower Apartments, 6.050% due 11/1/34(a)	$194,428
	Oregon State Housing & Community Services Department, Mortgage Revenue:
2,005,000	Single-Family Mortgage, 5.400% due 7/1/27(a)	1,979,737
	Single-Family Mortgage Program:
3,000,000	5.050% due 7/1/26(a)	2,889,780
170,000	5.550% due 7/1/30	170,702
500,000	Portland Housing Authority, Multi-Family Revenue, Cherry Blossom Apartments, GNMA-Collateralized, 6.100% due 12/20/26(a)	505,705
60,000	Virgin Islands HFA, Single-Family Mortgage Revenue, GNMA Mortgage-Backed Securities Program, GNMA-Collateralized, 6.450% due 3/1/16(a)	60,616
1,000,000	Washington County Housing Authority, Multi-Family Revenue, Affordable Housing Pool, 6.125% due 7/1/29	772,640
	Total Housing	6,573,608
	Industrial Development — 3.6%
125,000	Oregon State Bond Bank Revenue, Economic & Community Development Department, MBIA, 5.500% due 1/1/26	127,485
3,000,000	Portland, OR, Economic Development Revenue, Broadway Housing LLC Project, 6.500% due 4/1/35	3,123,090
500,000	Puerto Rico Port Authority Revenue, Special Facilities, American Airlines Inc., 6.250% due 6/1/26(a)	215,660
	Total Industrial Development	3,466,235
	Leasing — 2.5%
	Oregon State Department of Administrative Services:
1,300,000	COP, 5.000% due 5/1/29	1,332,890
1,000,000	FSA, 5.000% due 5/1/30	1,023,880
	Total Leasing	2,356,770
	Local General Obligation — 0.6%
500,000	Jefferson County GO, School District No. 509J, FGIC-School Board Guaranty, 5.250% due 6/15/16	535,005
	Other Revenue — 3.1%
500,000	Oregon State Department of Administrative Services, Lottery Revenue, FSA, 5.000% due 4/1/19	538,190
475,000	Oregon State Facilities Authority Revenue, FGIC, 5.000% due 10/1/34	450,134
1,000,000	Portland, OR, Urban Renewal & Redevelopment, AMBAC, 5.000% due 6/15/18	1,107,400
500,000	University of the Virgin Islands, Refunding & Improvement, Bonds, ACA, 6.250% due 12/1/29	375,905
500,000	Virgin Islands PFA Revenue Matching Fund Loan Notes, Senior Lien, ACA/CBI, 5.500% due 10/1/18	463,330
	Total Other Revenue	2,934,959

See Notes to Financial Statements.

Legg Mason Partners Oregon Municipals Fund 2009 Annual Report	13

Schedule of investments continued

April 30, 2009

LEGG MASON PARTNERS OREGON MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Power — 3.1%
$3,000,000	Puerto Rico Electric Power Authority, Power Revenue, 5.375% due 7/1/22	$2,962,230
	Pre-Refunded/Escrowed to Maturity — 25.8%
	Clackamas County GO:
500,000	Canby School District No. 86, School Board Guaranty, 5.250% due 6/15/20(b)	526,395
500,000	Lake Oswego School District No. 7J, MBIA, 5.000% due 6/1/26(b)	541,130
2,000,000	Clackamas County, Hospital Facilities Authority Revenue, Mary’s Woods at Marylhurst Inc., Senior Living Facilities, 6.625% due 5/15/29(b)	2,043,180
20,000	Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, 10.250% due 7/1/09(c)	20,306
300,000	Deschutes County GO, Administrative School District No. 1, FSA-School Board Guaranty, 5.500% due 6/15/18(b)	327,930
500,000	Eugene Water Revenue, Utilities Systems, FSA, 5.875% due 8/1/30(b)	533,600
850,000	Forest Grove, Campus Improvement & Refunding Revenue, Pacific University, Radian, 6.300% due 5/1/25(b)	898,305
500,000	Jackson County GO, Central Point School District No. 6, FGIC-School Board Guaranty, 5.250% due 6/15/20(b)	526,395
	Klamath Falls, OR:
625,000	Inter Community Hospital Authority Revenue, Merle West Medical Center, 6.250% due 9/1/31(b)	729,463
1,000,000	Wastewater Revenue, AMBAC, 5.500% due 6/1/25(b)	1,054,170
2,000,000	Lane County GO, Eugene School District No. 4J, FSA, 5.000% due 7/1/17(b)	2,232,640
300,000	Lebanon Urban Renewal Agency, 5.500% due 6/1/14(b)	301,092
	Multnomah County:
600,000	Educational Facilities Revenue, University of Portland Project, 6.000% due 4/1/25(b)	626,802
500,000	GO, Reynolds School District No. 7, School Board Guaranty, 5.125% due 6/15/20(b)	543,195
500,000	Multnomah-Clackamas County GO, Centennial School District No. 28-302, FGIC-School Board Guaranty, 5.000% due 6/15/21(b)	542,440
500,000	Northern Mariana Islands Commonwealth GO, 7.375% due 6/1/30(b)	536,260
500,000	Oregon State Department of Administrative Services, COP, AMBAC, 6.250% due 5/1/17(b)(d)	532,370
	Oregon State Department of Transportation Highway User Tax Revenue:
500,000	5.375% due 11/15/20(b)	534,825
1,000,000	5.500% due 11/15/20(b)	1,143,240
1,000,000	FGIC-School Board Guaranty, 5.500% due 11/15/18(b)	1,143,240
765,000	Oregon State Facilities Authority Revenue, FGIC, 5.000% due 10/1/34(b)	865,666
	Oregon State Health, Housing, Educational & Cultural Facilities Authority:
1,000,000	Linfield College Project, 6.625% due 10/1/20(b)	1,090,690

See Notes to Financial Statements.

14	Legg Mason Partners Oregon Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS OREGON MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Pre-Refunded/Escrowed to Maturity — 25.8% continued
	Western St. Chiropractic, ACA:
$785,000	6.350% due 12/1/20(b)	$826,621
545,000	6.350% due 12/1/25(b)	573,896
500,000	Tillamook County GO, School District No. 9, FSA-School Board Guaranty, 5.250% due 6/15/22(b)	561,160
500,000	Tri-County Metropolitan Transportation District Revenue, 5.375% due 8/1/20(b)	530,515
	Umatilla County Hospital Facility Authority Revenue, Catholic Health Initiatives:
465,000	5.750% due 12/1/20(c)	489,073
285,000	5.500% due 3/1/22(c)	313,386
1,000,000	Virgin Islands Public Finance Authority Revenue, Gross Receipts Taxes Loan Notes, 6.500% due 10/1/24(b)	1,089,690
500,000	Washington County GO, Forest Grove School District No. 15, FSA-School Board Guaranty, 5.000% due 6/15/21(b)	541,890
1,135,000	Washington, Multnomah & Yamill County GO, School District No. 1J, MBIA, 5.125% due 6/1/17(b)	1,231,259
1,000,000	Yamhill County Hospital Authority, Friendsview Retirement Community, 7.000% due 12/1/34(b)	1,225,560
	Total Pre-Refunded/Escrowed to Maturity	24,676,384
	Resource Recovery — 1.9%
1,975,000	Wasco County, OR, Solid Waste Disposal Revenue, Waste Connections Inc. Project, 7.250% due 3/1/21(a)	1,824,525
	Special Tax — 6.7%
2,000,000	Keizer, OR, 5.200% due 6/1/31	1,953,740
	Oregon State Department of Administrative Services Lottery Revenue:
1,000,000	5.000% due 4/1/28	1,031,490
1,750,000	5.000% due 4/1/29	1,793,907
2,000,000	Puerto Rico Sales Tax Financing, Corp. Sales Tax Revenue, 5.250% due 8/1/57	1,631,720
	Total Special Tax	6,410,857
	State General Obligation — 2.7%
	Oregon State GO:
2,380,000	State Board of Higher Education, 5.000% due 8/1/31	2,448,211
165,000	Veterans Welfare, 5.700% due 10/1/32	165,579
	Total State General Obligation	2,613,790
	Transportation — 2.7%
1,400,000	Oregon State Department of Transportation, Highway User Tax Revenue, Refunding Senior Lien, 5.000% due 11/15/19	1,569,008
1,000,000	Port of Portland Airport Revenue, Portland International Airport, AMBAC, 5.500% due 7/1/18(a)	1,002,800
	Total Transportation	2,571,808

See Notes to Financial Statements.

Legg Mason Partners Oregon Municipals Fund 2009 Annual Report	15

Schedule of investments continued

April 30, 2009

LEGG MASON PARTNERS OREGON MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Water & Sewer — 10.0%
$4,000,000	Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, 5.125% due 7/1/47	$3,649,200
	Lane County, OR, Metropolitan Wastewater Management Commission Revenue, FGIC:
275,000	5.000% due 11/1/24	282,252
1,940,000	5.000% due 11/1/25	1,973,931
135,000	Port of Umatilla, OR, GO, Water Revenue, LOC-Bank of America, 6.650% due 8/1/22(a)	135,479
3,500,000	Portland, OR, Sewer Systems Revenue, 5.000% due 6/15/33	3,535,560
	Total Water & Sewer	9,576,422
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $89,933,840)	89,364,575
SHORT-TERM INVESTMENTS — 5.0%
	General Obligation — 3.1%
400,000	Commonwealth of Puerto Rico, GO, Refunding, Public Improvements, FSA, SPA-Dexia Credit Local, 0.450%, 5/1/09(e)	400,000
2,600,000	Oregon State GO, Veterans Welfare, SPA-Dexia Credit Local, 0.500%, 5/1/09(e)	2,600,000
	Total General Obligation	3,000,000
	Hospitals — 1.6%
	Medford, OR, Hospital Facilities Authority Revenue:
1,300,000	Cascade Manor Project, LOC-KBC Bank N.V., 0.500%, 5/1/09(e)	1,300,000
200,000	Rogue Valley Manor Project, LOC-Bank of America N.A., 0.500%, 5/1/09(e)	200,000
	Total Hospitals	1,500,000
	Housing: Multi-Family — 0.3%
300,000	Oregon State Housing & Community Services, Revenue, Redwood Park Apartments, FNMA-Collateralized, LIQ-FNMA, 0.680%, 5/7/09(a)(e)	300,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $4,800,000)	4,800,000
	TOTAL INVESTMENTS — 98.5% (Cost — $94,733,840#)	94,164,575
	Other Assets in Excess of Liabilities — 1.5%	1,472,829
	TOTAL NET ASSETS — 100.0%	$95,637,404

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(e)

Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is $94,704,636.

See Notes to Financial Statements.

16	Legg Mason Partners Oregon Municipals Fund 2009 Annual Report

LEGG MASON PARTNERS OREGON MUNICIPALS FUND

Abbreviations used in this schedule:
ACA	—American Capital Assurance — Insured Bonds
AMBAC	—Ambac Assurance Corporation — Insured Bonds
CBI	—Certificate of Bond Insurance
COP	—Certificate of Participation
FGIC	—Financial Guaranty Insurance Company — Insured Bonds
FNMA	—Federal National Mortgage Association
FSA	—Financial Security Assurance — Insured Bonds
GNMA	—Government National Mortgage Association
GO	—General Obligation
HFA	—Housing Finance Authority
LIQ	—Liquidity Facility
LOC	—Letter of Credit
MBIA	—Municipal Bond Investors Assurance Corporation — Insured Bonds
MFH	—Multi-Family Housing
PFA	—Public Facilities Authority
Radian	—Radian Asset Assurance — Insured Bonds
SPA	—Standby Bond Purchase Agreement — Insured Bonds
XLCA	—XL Capital Assurance Inc. — Insured Bonds

RATINGS TABLE (unaudited)*
S&P/Moody’s/Fitch**
AAA/Aaa	21.6%
AA/Aa	29.3
A	22.9
BBB/Baa	10.4
BB/Ba	2.0
CCC/Caa	0.2
A-1/VMIG1	5.1
NR	8.5
100.0%

*	As a percentage of total investments.

**	In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 18 and 19 for definitions of ratings.

See Notes to Financial Statements.

Legg Mason Partners Oregon Municipals Fund 2009 Annual Report	17

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC, CC and C	—	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.
Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa	—	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

18	Legg Mason Partners Oregon Municipals Fund 2009 Annual Report

B	—	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC and CC	—	Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1	—	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1	—	Moody’s highest rating for issues having a demand feature— VRDO.
MIG1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F1	—	Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Legg Mason Partners Oregon Municipals Fund 2009 Annual Report	19

Statement of assets and liabilities

April 30, 2009

ASSETS:
Investments, at value (Cost — $94,733,840)	$94,164,575
Cash	68,558
Interest receivable	1,467,754
Receivable for Fund shares sold	202,480
Receivable from broker — variation margin on open futures contracts	10,875
Prepaid expenses	12,220
Total Assets	95,926,462
LIABILITIES:
Payable for Fund shares repurchased	94,632
Distributions payable	51,884
Investment management fee payable	26,985
Distribution fees payable	24,843
Trustees’ fees payable	11,955
Accrued expenses	78,759
Total Liabilities	289,058
TOTAL NET ASSETS	$95,637,404
NET ASSETS:
Par value (Note 6)	$95
Paid-in capital in excess of par value	99,158,661
Undistributed net investment income	71,766
Accumulated net realized loss on investments and futures contracts	(3,327,124)
Net unrealized depreciation on investments and futures contracts	(265,994)
TOTAL NET ASSETS	$95,637,404
Shares Outstanding:
Class A	6,360,281
Class B	350,891
Class C	2,663,069
Class I	90,032
Net Asset Value:
Class A (and redemption price)	$10.12
Class B*	$10.06
Class C*	$10.07
Class I	$10.13
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$10.57

*	Redemption price per share is NAV of Class B and C shares reduced by 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20	Legg Mason Partners Oregon Municipals Fund 2009 Annual Report

Statement of operations

For the Year Ended April 30, 2009

INVESTMENT INCOME:
Interest	$4,641,990
EXPENSES:
Investment management fee (Note 2)	443,633
Distribution fees (Notes 2 and 4)	295,387
Shareholder reports (Note 4)	73,356
Audit and tax	20,206
Transfer agent fees (Note 4)	16,933
Legal fees	5,766
Registration fees	4,281
Insurance	2,974
Trustees’ fees	1,942
Custody fees	1,382
Miscellaneous expenses	11,988
Total Expenses	877,848
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(133,090)
Net Expenses	744,758
NET INVESTMENT INCOME	3,897,232
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Loss From:
Investment transactions	(1,110,318)
Futures contracts	(1,308,746)
Net Realized Loss	(2,419,064)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(1,800,626)
Futures contracts	336,620
Change in Net Unrealized Appreciation/Depreciation	(1,464,006)
NET LOSS ON INVESTMENTS AND FUTURES CONTRACTS	(3,883,070)
INCREASE IN NET ASSETS FROM OPERATIONS	$14,162

See Notes to Financial Statements.

Legg Mason Partners Oregon Municipals Fund 2009 Annual Report	21

Statements of changes in net assets

FOR THE YEARS ENDED APRIL 30,	2009	2008
OPERATIONS:
Net investment income	$3,897,232	$2,912,219
Net realized gain (loss)	(2,419,064)	238,406
Change in net unrealized appreciation/depreciation	(1,464,006)	(1,678,442)
Increase in Net Assets From Operations	14,162	1,472,183
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(3,890,615)	(2,908,017)
Decrease in Net Assets From Distributions to Shareholders	(3,890,615)	(2,908,017)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	27,160,677	28,811,535
Reinvestment of distributions	3,020,798	1,759,397
Cost of shares repurchased	(18,136,243)	(10,155,254)
Increase in Net Assets From Fund Share Transactions	12,045,232	20,415,678
INCREASE IN NET ASSETS	8,168,779	18,979,844
NET ASSETS:
Beginning of year	87,468,625	68,488,781
End of year*	$95,637,404	$87,468,625
* Includes undistributed net investment income of:	$71,766	$71,766

See Notes to Financial Statements.

22	Legg Mason Partners Oregon Municipals Fund 2009 Annual Report

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED APRIL 30:
CLASS A SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$10.56	$10.74	$10.67	$10.65	$10.69
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.46	0.44	0.46	0.47	0.48
Net realized and unrealized gain (loss)	(0.44)	(0.18)	0.07	0.00 [2]	(0.03)
Total income from operations	0.02	0.26	0.53	0.47	0.45
LESS DISTRIBUTIONS FROM:
Net investment income	(0.46)	(0.44)	(0.46)	(0.45)	(0.49)
Total distributions	(0.46)	(0.44)	(0.46)	(0.45)	(0.49)
NET ASSET VALUE, END OF YEAR	$10.12	$10.56	$10.74	$10.67	$10.65
Total return[3]	0.34%	2.48%	5.03%	4.57%	4.31%
NET ASSETS, END OF YEAR (000s)	$64,371	$55,877	$43,399	$31,557	$31,560
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.79%	0.91%	0.93%[4]	0.96%	0.91%
Net expenses[5,6]	0.64	0.76 [7]	0.78 [4]	0.81	0.75
Net investment income	4.59	4.13	4.25	4.42	4.51
PORTFOLIO TURNOVER RATE	18%	3%	11%	12%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.92% and 0.77%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The manager has voluntarily agreed to waive management fees in the amount of 0.15% of average net assets.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners Oregon Municipals Fund 2009 Annual Report	23

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED APRIL 30:
CLASS B SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$10.50	$10.68	$10.61	$10.59	$10.63
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.39	0.37	0.40	0.41	0.42
Net realized and unrealized gain (loss)	(0.44)	(0.18)	0.06	0.00 [2]	(0.03)
Total income (loss) from operations	(0.05)	0.19	0.46	0.41	0.39
LESS DISTRIBUTIONS FROM:
Net investment income	(0.39)	(0.37)	(0.39)	(0.39)	(0.43)
Total distributions	(0.39)	(0.37)	(0.39)	(0.39)	(0.43)
NET ASSET VALUE, END OF YEAR	$10.06	$10.50	$10.68	$10.61	$10.59
Total return[3]	(0.36)%	1.82%	4.44%	4.00%	3.75%
NET ASSETS, END OF YEAR (000s)	$3,530	$5,171	$5,741	$8,994	$10,903
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.46%	1.56%	1.49%[4]	1.53%	1.46%
Net expenses[5,6]	1.31	1.41 [7]	1.33 [4]	1.37	1.30
Net investment income	3.91	3.51	3.70	3.85	3.96
PORTFOLIO TURNOVER RATE	18%	3%	11%	12%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.48% and 1.33%, respectively.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The manager has voluntarily agreed to waive management fees in the amount of 0.15% of average net assets.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

24	Legg Mason Partners Oregon Municipals Fund 2009 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED APRIL 30:
CLASS C SHARES[1]	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$10.51	$10.70	$10.62	$10.60	$10.64
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.40	0.38	0.39	0.41	0.42
Net realized and unrealized gain (loss)	(0.44)	(0.19)	0.08	0.01	(0.03)
Total income (loss) from operations	(0.04)	0.19	0.47	0.42	0.39
LESS DISTRIBUTIONS FROM:
Net investment income	(0.40)	(0.38)	(0.39)	(0.40)	(0.43)
Total distributions	(0.40)	(0.38)	(0.39)	(0.40)	(0.43)
NET ASSET VALUE, END OF YEAR	$10.07	$10.51	$10.70	$10.62	$10.60
Total return[2]	(0.26)%	1.81%	4.54%	4.01%	3.73%
NET ASSETS, END OF YEAR (000s)	$26,824	$25,993	$19,349	$15,625	$17,805
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.36%	1.46%	1.49%[3]	1.52%	1.45%
Net expenses[4,5]	1.21	1.31 [6]	1.34 [3]	1.37	1.30
Net investment income	4.02	3.58	3.68	3.86	3.96
PORTFOLIO TURNOVER RATE	18%	3%	11%	12%	11%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.48% and 1.33%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The manager has voluntarily agreed to waive management fees in the amount of 0.15% of average net assets.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners Oregon Municipals Fund 2009 Annual Report	25

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED APRIL 30, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2009	2008[2]
NET ASSET VALUE, BEGINNING OF YEAR	$10.57	$10.68
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.47	0.28
Net realized and unrealized loss	(0.44)	(0.11)
Total income from operations	0.03	0.17
LESS DISTRIBUTIONS FROM:
Net investment income	(0.47)	(0.28)
Total distributions	(0.47)	(0.28)
NET ASSET VALUE, END OF YEAR	$10.13	$10.57
Total return[3]	0.44%	1.63%
NET ASSETS, END OF YEAR (000s)	$912	$428
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.69%	0.60%[4]
Net expenses[5,6]	0.54	0.46 [4,7]
Net investment income	4.72	4.28 [4]
PORTFOLIO TURNOVER RATE	18%	3%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 14, 2007 (inception date) to April 30, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The manager has voluntarily agreed to waive management fees in the amount of 0.15% of average net assets.

[7]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

26	Legg Mason Partners Oregon Municipals Fund 2009 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners Oregon Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective May 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Partners Oregon Municipals Fund 2009 Annual Report	27

Notes to financial statements continued

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	APRIL 30, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$94,164,575	—	$94,164,575	—
Other financial instruments*	303,271	$303,271	—	—
Total	$94,467,846	$303,271	$94,164,575	—

*	Other financial instruments may include written options, futures, swaps and forward contracts.

(b) Financial futures contracts. The Fund may enter into financial futures contracts to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates, as a substitution for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Fund concentration. Since the Fund invests primarily in obligations of issuers within Oregon, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Oregon.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to

28	Legg Mason Partners Oregon Municipals Fund 2009 Annual Report

generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	—	$1,430	$(1,430)
(b)	$(6,617)	6,617	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.
(b)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

Legg Mason Partners Oregon Municipals Fund 2009 Annual Report	29

Notes to financial statements continued

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets up to $500 million and 0.48% of the Fund’s average daily net assets in excess of $500 million.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

LMPFA has voluntary agreed to waive management fees in the amount of 0.15% of the average daily net assets of the Fund. This fee waiver is voluntary and may be terminated a any time.

During the year ended April 30, 2009, LMPFA waived a portion of its management fee in the amount of $133,090.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

30	Legg Mason Partners Oregon Municipals Fund 2009 Annual Report

For the year ended April 30, 2009, LMIS and its affiliates received sales charges of approximately $21,000 on sales of the Fund’s Class A shares. In addition, for the year ended April 30, 2009, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS B	CLASS C
CDSCs	$1,000	$5,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred. As of April 30, 2009, the Fund had accrued $9,077 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended April 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$27,327,672
Sales	15,447,060

At April 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,971,920
Gross unrealized depreciation	(3,511,981)
Net unrealized depreciation	$(540,061)

At April 30, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Sell:
U.S. Treasury 30-Year Bonds	58	6/09	$7,411,896	$7,108,625	$303,271

4. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C

Legg Mason Partners Oregon Municipals Fund 2009 Annual Report	31

Notes to financial statements continued

shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended April 30, 2009, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$86,879	$9,228	$41,102
Class B	27,370	1,608	9,302
Class C	181,138	5,942	22,123
Class I	—	155	829
Total	$295,387	$16,933	$73,356

For the year ended April 30, 2009, class specific waivers and/or reimbursements were as follows:

WAIVERS/ REIMBURSEMENTS
Class A	$86,862
Class B	6,325
Class C	38,825
Class I	1,078
Total	$133,090

5. Distributions to shareholders by class

	YEAR ENDED APRIL 30, 2009	YEAR ENDED APRIL 30, 2008
Net Investment Income:
Class A	$2,654,976	$1,954,747
Class B	164,271	188,866
Class C	1,037,411	759,420
Class I	33,957	4,984	*
Total	$3,890,615	$2,908,017

*	For the period September 14, 2007 (inception date) to April 30, 2008.

6. Shares of beneficial interest

At April 30, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

32	Legg Mason Partners Oregon Municipals Fund 2009 Annual Report

Transactions in shares of each class were as follows:

	YEAR ENDED APRIL 30, 2009		YEAR ENDED APRIL 30, 2008
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	2,047,683	$20,580,028	1,733,157	$18,465,286
Shares issued on reinvestment	206,673	2,059,234	113,619	1,202,626
Shares repurchased	(1,186,725)	(11,744,978)	(593,508)	(6,263,406)
Net increase	1,067,631	$10,894,284	1,253,268	$13,404,506
Class B
Shares sold	46,220	$459,442	33,251	$350,842
Shares issued on reinvestment	12,732	125,869	9,132	96,201
Shares repurchased	(200,710)	(1,983,348)	(87,118)	(920,356)
Net decrease	(141,758)	$(1,398,037)	(44,735)	$(473,313)
Class C
Shares sold	536,360	$5,415,235	903,847	$9,567,907
Shares issued on reinvestment	81,675	808,925	43,475	458,217
Shares repurchased	(428,161)	(4,172,811)	(283,160)	(2,971,492)
Net increase	189,874	$2,051,349	664,162	$7,054,632
Class I
Shares sold	70,316	$705,972	40,219 *	$427,500 *
Shares issued on reinvestment	2,716	26,770	224 *	2,353 *
Shares repurchased	(23,443)	(235,106)	—	—
Net increase	49,589	$497,636	40,443 *	$429,853 *

*	For the period September 14, 2007 (inception date) to April 30, 2008

7. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS A	CLASS B	CLASS C	CLASS I
Daily 5/29/2009	$0.037695	$0.031831	$0.032612	$0.039406

The tax character of distributions paid during the fiscal years ended April 30, were as follows:

	2009	2008
Distributions Paid From:
Tax-exempt income	$3,890,615	$2,908,017

Legg Mason Partners Oregon Municipals Fund 2009 Annual Report	33

Notes to financial statements continued

As of April 30, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$117,359
Capital loss carryforward*	(1,498,476)
Other book/tax temporary differences(a)	(1,903,445)
Unrealized appreciation/(depreciation)(b)	(236,790)
Total accumulated earnings/(losses) — net	$(3,521,352)

*	The Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
4/30/2013	$(798,347)
4/30/2017	(700,129)
$(1,498,476)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts, the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book & tax accretion methods for market discount on fixed income securities.

8. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials

34	Legg Mason Partners Oregon Municipals Fund 2009 Annual Report

provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Oregon Municipals Fund 2009 Annual Report	35

Notes to financial statements continued

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

36	Legg Mason Partners Oregon Municipals Fund 2009 Annual Report

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary

Legg Mason Partners Oregon Municipals Fund 2009 Annual Report	37

Notes to financial statements continued

duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

11. Recent accounting pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

38	Legg Mason Partners Oregon Municipals Fund 2009 Annual Report

*  *  *

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

Legg Mason Partners Oregon Municipals Fund 2009 Annual Report	39

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Oregon Municipals Fund, a series of Legg Mason Partners Income Trust, as of April 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Oregon Municipals Fund as of April 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 25, 2009

40	Legg Mason Partners Oregon Municipals Fund 2009 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 10-11, 2008, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Partners Oregon Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management during the Meeting. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

Legg Mason Partners Oregon Municipals Fund	41

Board approval of management and subadvisory agreements (unaudited) continued

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and

42	Legg Mason Partners Oregon Municipals Fund

discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “other states” municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2008 was above the median.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board

Legg Mason Partners Oregon Municipals Fund	43

Board approval of management and subadvisory agreements (unaudited) continued

also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as “other states” municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was at the median and Actual Management Fee (which reflects a fee waiver) was below the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant the year before. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

44	Legg Mason Partners Oregon Municipals Fund

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Partners Oregon Municipals Fund	45

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Oregon Municipals Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	61
Other board memberships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001)
A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Dean Emeritus and Professor, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)
Number of portfolios in fund complex overseen by Trustee	61
Other board memberships held by Trustee	None

46	Legg Mason Partners Oregon Municipals Fund

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex overseen by Trustee	61
Other board memberships held by Trustee	None
MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	61
Other board memberships held by Trustee	None
RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	61
Other board memberships held by Trustee	None

Legg Mason Partners Oregon Municipals Fund	47

Additional information (unaudited) continued

Information about Trustees and Officers

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm)
(since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	61
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)
RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	61
Other board memberships held by Trustee	None
DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	61
Other board memberships held by Trustee	None

48	Legg Mason Partners Oregon Municipals Fund

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	None
SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee

Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds);

Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

Legg Mason Partners Oregon Municipals Fund	49

Additional information (unaudited) continued

Information about Trustees and Officers

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)
R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	61
Other board member- ships held by Trustee	None

50	Legg Mason Partners Oregon Municipals Fund

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/ Director of 151 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex over- seen by Trustee	138
Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”)
(from 1999 to 2004)
TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)

Legg Mason Partners Oregon Municipals Fund	51

Additional information (unaudited) continued

Information about Trustees and Officers

JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past 5 years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)
DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

52	Legg Mason Partners Oregon Municipals Fund

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past 5 years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Oregon Municipals Fund	53

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended April 30, 2009 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

54	Legg Mason Partners Oregon Municipals Fund

Legg Mason Partners Oregon Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent*

Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

*	Prior to April 4, 2009, PNC Global Investment Servicing was the Fund’s transfer agent.

Legg Mason Partners Oregon Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS OREGON MUNICIPALS FUND

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Oregon Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2009 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2009 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0955 6/09 SR09-821

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2008 and April 30, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $18,800 in 2008 and $20,000 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,677 in 2008 and $0 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings and also included were services consisted of audit procedures performed related to Tender Options Bonds for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2008 and $5,600 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee August implements policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: July 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: July 2, 2009

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: July 2, 2009